6100 Uptown Blvd NE, Suite 600, Albuquerque, New Mexico 87110 | Tel: 505-255-4852 |www.santafegoldcorp.com

SANTA FE GOLD REPORTS $2.2 MILLION REVENUE FOR 2013
FISCAL FIRST HALF

ALBUQUERQUE, New Mexico – February 20, 2013 – Santa Fe Gold Corporation (SFEG: OTCBB) today announced financial results for the three and six months ended December 31, 2013. Revenues were $1.0 million for the three months ended December 31, 2013, representing a 76% decrease over the same period of the prior year. Revenues for the six months ended December 31, 2013 decreased by 78% to $2.2 million. As previously announced, equipment issues and production downtime at the Summit mine continued to be encountered during the period, and on November 8, 2013 operations were suspended pending arrangement of new financing to properly capitalize mine expansion and resume operations. The full version of the financial statements and management's discussion and analysis can be viewed on the Company's website at www.santafegoldcorp.com or on EDGAR at www.sec.gov.

Merger Agreement with Tyhee Gold Corp.

On January 23, 2014, Santa Fe Gold Corporation (“Santa Fe” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tyhee Gold Corp., a British Columbia, Canada corporation whose common shares are listed on the TSX Venture Exchange under the symbol TDC (“Tyhee”), and Tyhee Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Tyhee (“Merger Sub”). Under the terms of the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company to be the surviving corporation (the “Surviving Corporation”) and a wholly-owned subsidiary of Tyhee (the“Merger”). The Merger Agreement contains other terms and conditions, and a copy is included as an Exhibit to Santa Fe’s Current Report on Form 8-K, which it filed with the SEC on January 27, 2014 and is available at www.sec.gov.

Bridge Loan Agreement with Tyhee Gold Corp.

In conjunction with the Merger Agreement, Tyhee and Santa Fe entered into a Bridge Loan Agreement, pursuant to which Tyhee is obligated to advance up to $3.0 million to Santa Fe. As of February 14, 2014, Tyhee has made an initial advance of $1,515,832 in accordance with the terms of the Bridge Loan. The Bridge Loan bears interest at a rate of 2% a month. The outstanding principal amount of the Bridge Loan becomes due and payable upon termination of the Merger Agreement or, following completion of the merger, will be converted to an intercompany loan. Santa Fe may prepay the principal amount and accrued interest of the Bridge Loan at any time and from time to time without penalty. The Bridge Loan Agreement contains other terms and conditions, and a copy is included as an Exhibit to Santa Fe’s Current Report on Form 8-K, which it filed with the SEC on February 19, 2014 and is available at www.sec.gov.

IGS Letter Agreement and issue of Santa Fe common stock under Regulation S of the Securities Act of 1933

In connection with the Merger Agreement, Santa Fe and IGS executed a Letter Agreement (the “IGS Agreement”), which contemplates, among other terms, that upon execution of the Merger Agreement, the entire outstanding principal amount of that certain A$ 2.0 million Secured Convertible Note, dated June 28, 2013, issued by Santa Fe and payable to IGS, including all accrued interest and any other amounts due or payable by Santa Fe thereunder, shall automatically be converted into 9,259,259 shares of Santa Fe common stock. The stock was issued on January 31, 2014 pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended, and IGS will be restricted from selling any of such shares into the US or to any US person.

The foregoing description of the IGS Agreement does not purport to be complete, and is qualified in its entirety by reference to the IGS Agreement, a copy of which will be included as an Exhibit to Santa Fe’s Current Report on Form 8-K, which it will file promptly with the SEC and will be available at www.sec.gov.

About Santa Fe Gold

Santa Fe Gold is a U.S.-based mining and exploration enterprise focused on acquiring and developing gold, silver, copper and industrial mineral properties. Santa Fe controls: (i) the Summit mine and Lordsburg mill in southwestern New Mexico; (ii) a substantial land position near the Lordsburg mill, comprising the core of the Lordsburg Mining District; (iii) the Mogollon gold-silver project, within trucking distance of the Lordsburg mill; (iv) the Ortiz gold property in north-central New Mexico; (v) the Black Canyon mica deposit near Phoenix, Arizona; and (vi) a deposit of micaceous iron oxide (MIO) in western Arizona. Santa Fe Gold intends to build a portfolio of high-quality, diversified mineral assets with an emphasis on precious metals.

To learn more about Santa Fe Gold, visit www.santafegoldcorp.com.

STATEMENT REGARDING ADDITIONAL INFORMATION THAT MAY BECOME AVAILABLE

In connection with the proposed transaction, Tyhee and Santa Fe intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the filing by Tyhee with the SEC of a Registration Statement on Form F-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the Tyhee Shares and Tyhee Warrants to be issued in exchange for Santa Fe common shares. The Registration Statement will incorporate a proxy statement/ prospectus (the “Proxy Statement/Prospectus”) that Santa Fe plans to mail to its stockholders in connection with obtaining approval to the proposed merger. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Santa Fe, Tyhee, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Such documents are not currently available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Santa Fe and Tyhee through the web site maintained by the SEC at www.sec.gov.

Santa Fe and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Santa Fe in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Santa Fe's annual report on Form 10-K, which was filed with the SEC on September 30, 2013. This document is available free of charge at the SEC's web site at www.sec.gov.

Tyhee and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Santa Fe in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD-LOOKING AND CAUTIONARY STATEMENTS – SAFE HARBOR

This press release contains forward-looking statements, including with respect to the implementation and effects of a proposed business combination between Santa Fe and Tyhee. Those statements and statements made in this release that are not historical in nature, including those related to the proposed merger, the proposed secured debt restructurings, bringing the Summit Mine back into production, expanding the Summit Mine to its real potential to serve as the platform for Tyhee’s ambitious growth plans, that the Santa Fe stockholders should receive additional long-term value once market conditions improve allowing Tyhee to bring its Yellowknife Gold Project into production, constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “expects,” “projects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. These statements are subject to risks and uncertainties that cannot be predicted or quantified, and our actual results may differ materially from those expressed or implied by such forward-looking statements. For Santa Fe, these statements are subject to the following risks and uncertainties: difficulties, delays, unexpected costs or the inability to consummate the proposed business combination with Tyhee, the debt restructurings and other transactions referred to in this press release and those described in the documents we file with the U.S. Securities and Exchange Commission, and risks associated with the inherent uncertainty of future financial results, additional capital financing requirements, and development and exploration activities by us. All forward-looking statements included in this release are made as of the date of this press release, and Santa Fe assumes no obligation to update any such forward-looking statements.

CONTACT:

Pierce Carson
President & CEO
Santa Fe Gold
(505) 255-4852
pcarson@santafegoldcorp.com

See Accompanying Tables

The following information summarizes the financial condition of Santa Fe Gold Corporation at December 31, 2013, including its balance sheets at December 31, 2013 and June 30, 2013, respectively, its results of operations for the three months and six months ended December 31, 2013 and 2012, respectively, and its cash flows for the six months ended December 31, 2013 and 2012. The summary data for the three and six months ended December 31, 2013 and 2012, respectively, are unaudited; the summary data for the financial year ended June 30, 2013 are taken from our audited financial statements contained in our annual report on Form 10-K for the financial year ended June 30, 2013, but do not include the footnotes and other information that is included in the complete financial statements. Readers are urged to review the Company’s Form 10-K in its entirety, which can be found on the SEC’s website at www.sec.gov.

SANTA FE GOLD CORPORATION
CONSOLIDATED BALANCE SHEETS

	December 31,	June 30,
ASSETS	2013	2013
	(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$91,218	$115,094
Accounts receivable	581,842	273,797
Inventory	118,656	241,214
Prepaid expenses and other current assets	494,078	457,377
Total Current Assets	1,285,794	1,087,482
MINERAL PROPERTIES	599,897	599,897

PROPERTY, PLANT AND EQUIPMENT, net of depreciation of $12,353,649 and $11,162,024, respectively	20,259,806	21,726,196
OTHER ASSETS:
Idle equipment, net	1,173,528	1,223,528
Restricted cash	231,716	231,716
Mogollon option costs	814,159	761,914
Deferred financing costs, net	194,172	323,348
Total Other Assets	2,413,575	2,540,506
Total Assets	$24,559,072	$25,954,081

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,155,834	$2,748,54 9
Accrued liabilities	6,742,499	4,606,409
Derivative instrument liabilities	351,545	496,920
Senior subordinated convertible notes payable, current portion, net of discounts of $40,149	409,851	-
Notes payable, current portion	7,335,746	7,185,877
Completion guarantee payable	3,359,873	3,359,873
Total Current Liabilities	21,355,348	18,397,628
LONG TERM LIABILITIES:
Notes payable, net of current portion	247,014	330,192
Senior subordinated convertible notes payable, net of current portion and net of discounts of $-0- and $60,482, respectively	4,569,595	3,951,310
Asset retirement obligation	230,511	167,746
Total Liabilities	26,402,468	22,846,876
STOCKHOLDERS' (DEFICIT) EQUITY :
Common stock, $.002 par value, 300,000,000 shares authorized; 117,599,598 and
117,599,598 shares issued and outstanding, respectively	235,199	235,199
Additional paid in capital	77,605,514	77,210,649
Accumulated (deficit)	(79,684,109)	(74,338,643)
Total Stockholders' (Deficit) Equity	(1,843,396)	3,107,205
Total Liabilities and Stockholders' (Deficit) Equity	$24,559,072	$25,954,081

SANTA FE GOLD CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE (LOSS)
(Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

SALES, net	$1,025,574	$4,363,264	$2,219,257	$9,941,918

OPERATING COSTS AND EXPENSES:
Costs applicable to sales	1,036,288	3,245,602	3,213,205	6,613,712
Exploration and other mine related costs	143,564	544,964	234,177	672,386
General and administrative	1,060,807	1,017,945	1,904,045	1,791,986
Depreciation and amortization	660,860	1,116,700	1,435,319	2,202,045
Accretion of asset retirement obligation	689	2,520	1,203	5,251
Total Operating Costs and Expenses	2,902,208	5,927,731	6,787,949	11,285,380

LOSS FROM OPERATIONS	(1,876,634)	(1,564,467)	(4,568,692)	(1,343,462)

OTHER INCOME (EXPENSE):
Interest income	-	1,632	-	1,632
Miscellaneous income	13,387	-	13,387	-
Foreign currency translation	237,888	(59,690)	250,177	(59,690)
Gain (loss) on derivative instrument liabilities	437,371	529,824	145,375	(322,308)
Accretion of discounts on notes payable	(10,437)	(1,703)	(20,333)	(5,564)
Financing costs - commodity supply agreements	206,242	(937,288)	(484,645)	(2,268,725)
Interest expense	(353,708)	(829,075)	(680,735)	(1,285,136)
Total Other Income (Expense)	530,743	(1,296,300)	(776,774)	(3,939,791)

LOSS BEFORE PROVISION FOR INCOME TAXES	(1,345,891)	(2,860,767)	(5,345,466)	(5,283,253)
PROVISION FOR INCOME TAXES	-	-	-	-

NET LOSS	(1,345,891)	(2,860,767)	(5,345,466)	(5,283,253)
OTHER COMPREHENSIVE (LOSS)
Unrealized loss on marketable securities	-	(10,696)	-	(8,651)

NET COMPREHENSIVE (LOSS)	$(1,345,891)	$(2,871,463)	$(5,345,466)	$(5,291,904)

Basic and Diluted Per Share data
Net Loss - basic and diluted	$(0.01)	$(0.02)	$(0.05)	$(0.05)

Weighted Average Common Shares Outstanding:
Basic and diluted	117,599,598	117,537,970	117,599,598	115,916,060

SANTA FE GOLD CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
	December 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(5,345,466)	$(5,283,253)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, amortization and depletion	1,435,319	2,202,045
Stock-based compensation	394,864	812,988
Accretion of discount on notes payable	20,333	5,564
Accretion of asset retirement obligation	1,203	5,251
(Gain) loss on derivative instrument liabilities	(145,375)	322,308
(Gain) on disposal of equipment	(134,995)	-
Amortization of deferred financing costs	129,176	104,490
(Gain) loss on foreign currency translation	(250,177)	59,690
Net change in operating assets and liabilities:
Accounts receivable	(308,045)	(3,217,267)
Inventory	122,558	149,178
Prepaid expenses and other current assets	(36,701)	123,905
Mogollon option costs	(52,245)	(450,000)
Accounts payable and accrued liabilities	2,551,356	2,333,075
Net Cash (Used) in Operating Activities	(1,618,195)	(2,832,026)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from disposal of equipment	464,500	-
Purchases of property, equipment and mine development	(186,872)	(641,312)
Net Cash Provided by (Used) in Investing Activities	277,628	(641,312)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from convertible notes payable	1,250,000	3,985,000
Proceeds from issuance of stock	-	1,873,261
Proceeds from notes payable	197,327	-
Payments on notes payable	(130,636)	(2,472,265)
Payments on capital leases	-	(20,462)
Net Cash Provided by Financing Activities	1,316,691	3,365,534
DECREASE IN CASH AND CASH EQUIVALENTS	(23,876)	(107,804)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	115,094	614,385
CASH AND CASH EQUIVALENTS, END OF PERIOD	$91,218	$506,581

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$24,746	$504,312
Cash paid for income taxes	$-	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND
FINANCING ACTIVITIES:
Stock issued for services	$-	$39,000
Insurance financed with notes payable	$168,182	$122,212